UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

XSUNX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Enterprise, Aliso Viejo, CA 92656
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant’s Certifying Accountant.

            (a)           Dismissal of Independent Accountants

            Effective as of July 17, 2009 (the “Effective Date”), Stark, Winter, Schenkein & Co., LLP (“SWS”) was dismissed by the board of directors of XsunX, Inc., a Colorado corporation (the “Registrant”), as the Registrant’s principal independent registered public accounting firm.

            None of SWS’s reports included in the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through the Effective Date, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. SWS’s report did contain a paragraph relating to the Registrant's ability to continue as a going concern.

            The dismissal of SWS as the Registrant’s principal independent registered public accountants was approved by the Registrant’s board of directors effective as of the Effective Date.

            During the Registrant’s two (2) most recent fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements between the Registrant and SWS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with SWS’s report.

            During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, SWS did not advise the Registrant of any of the matters identified in Item 304(a)(v)(A) - (D) of Regulation S-K.

            The Registrant has requested SWS to furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

            (b)           New Independent Accountants

Effective as of July 17, 2009, the board of directors of the Registrant approved the engagement of HJ & Associates, LLC (“HJ”) as its principal independent registered public accounting firm to audit the Registrant’s financial statements. The Registrant did not consult HJ on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging HJ.

Item 9.01   Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION

16.1	Auditor Letter of Stark, Winter, Schenkein & Co., LLP, to the U.S. Securities and Exchange Commission, dated July 21, 2009	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2009

XSUNX, INC.

	By:	/s/ Tom Djokovich
	Name:	Tom Djokovich
	Title:	Chief Executive Officer/Secretary